UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 24, 1998


                         NUKO Information Systems, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                        2-31438                16-096287
(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)

                                 2391 Qume Drive
                           San Jose, California 95131
          (Address of principal executive offices, including Zip Code)

                                 (408) 526-0288
              (Registrant's telephone number, including area code)

Item 3   Bankruptcy or Receivership

         On April 24, 1998, NUKO Information Systems, Inc., a Delaware corporation (the "Registrant" or the "Company") filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of California, San Jose Division. The Company filed for protection from creditors and for reorganization upon its determination that all other feasible alternatives had been eliminated. The Company anticipates continuation of its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The Company's petition was assigned Case No. 98-53256-ASW before The Honorable Arthur S. Weissbrodt.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: May 14, 1998

                                     NUKO INFORMATION SYSTEMS, INC.
                                              (Registrant)


                                     By:      /s/ Pratap Kesav Kondamoori
                                          -------------------------------------
                                          President and Chief Executive Officer